UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 29, 2005

XYBERNAUT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15086 (Commission File Number)	54-1799851 (I.R.S. Employer Identification Number)

12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA, 22033
(Address of Principal Executive Offices) (Zip Code)

(703) 631-6925
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 15, 2005, the Board of Directors of Xybernaut Corporation (the “Company”) amended its Bylaws, effective on such date, as follows:

1) Article II, Section II.4 of the Company’s Bylaws was amended to provide that one-third (rather than a majority) of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum.

2) Article IV, Section IV.1 of the Company’s Bylaws was amended to clarify that, consistent with Section 141 of the General Corporation Law of the State of Delaware, directors and officers may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, President, or Secretary of the Company. Article IV, Section IV.1 previously provided that directors and officers could resign at any time by giving written notice to the Board of Directors, President, or Secretary of the Company.

3) Article VII, Section VI.5 of the Company’s Bylaws was amended to correct a numbering error and is now numbered Article VII, Section VII.1.

4) Article VII, Section VII.1(a) of the Company’s Bylaws was amended to provide that except as otherwise provided by law, the Board shall have power equal in all respects to that of the stockholders to adopt, amend or repeal the Bylaws by vote of not less than a majority of the directors present at a meeting at which a quorum is present (rather than by a majority of the entire Board); however, any Bylaw adopted by the Board may be amended or repealed by vote of the holders of a majority of the shares entitled at the time to vote for the election of directors.

ITEM 8.01 OTHER EVENTS

On June 29, 2005, the Company and all of its current directors and certain of its former officers and directors were named in a purported derivative action brought by a shareholder of the Company on behalf of the Company. The complaint alleges that the individual defendants (i) breached their fiduciary duties, (ii) abused their ability to control and influence the Company, (iii) grossly mismanaged the Company, (iv) wasted the Company’s corporate assets, and (v) were unjustly enriched. The complaint specifically alleges that Edward G. Newman, the Company’s former Chairman of the Board and Chief Executive Officer, breached his fiduciary duties for insider selling and for the misappropriation of non-public information.

The Company cannot predict the outcome of this purported derivative action or estimate the possible effects on the financial condition or results of operations of the Company.

The Company continues to face a severe liquidity crisis and possible insolvency.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

3(ii).1 Text of amendments to the Company’s Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYBERNAUT CORPORATION
By: /s/ Perry L. Nolen Perry L. Nolen President and Chief Executive Officer

Dated: July 21, 2005